UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 4, 2004

Date of report (date of earliest event reported)

EMISPHERE TECHNOLOGIES, INC.
( Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-10615

(Commission File Number)

13-3306985

(I.R.S. Employer Identification Number)

765 Old Saw Mill River Road, Tarrytown, New York	10591

(Address of principal executive offices)	(Zip Code)

914-347-2220

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Item 5.     Other Events.

               On August 4, 2004, Emisphere Technologies, Inc. issued a press release announcing that it has selected a soft gelatin capsule formulation of unfractionated heparin (UFH), an antithrombotic/anticoagulant, that achieved clinically significant delivery of heparin.  With this new formulation, the Company plans to initiate discussions with the U.S. Food and Drug Administration (FDA) to outline a clinical development program, comparing one of the new oral UFH solid dosage forms with the currently marketed, low molecular weight injectable heparin product (enoxaparin). Attached hereto and incorporated by reference herein as Exhibit 99.1 is a copy of such press release.

Exhibit Number	Description

Exhibit 99.1	Press Release of Emisphere Technologies, Inc. dated August 4, 2004.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMISPHERE TECHNOLOGIES, INC.

Date: August 4, 2004	By:

Name: Elliot Maza
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, issued August 4, 2004.

EXHIBIT 99.1

For further information contact:

AT EMISPHERE TECHNOLOGIES, INC. Elliot M. Maza, CPA, J.D. Chief Financial Officer (914) 785-4703	Investors Betsy Brod/Jonathan Schaffer Brod & Schaffer, LLC (212)750-5800

Gillian Racine Investor Relations (914) 785-4742	Media Dan Budwick BMC Communications (212)477-9007 ext.14

Emisphere Technologies Selects Formulation of Oral Heparin
Following Successful Clinical Study

New Oral Formulation to be Tested in Further Studies

Tarrytown, NY, August 4, 2004-- Emisphere Technologies, Inc. (NASDAQ: EMIS) today announced that it has selected a soft gelatin capsule formulation of unfractionated heparin (UFH), an antithrombotic/anticoagulant, that achieved clinically significant delivery of heparin.  This formulation was chosen after the evaluation of results from a clinical trial comparing various oral dosage formulations of EMISPHERE® Heparin/SNAC to the Company’s liquid UFH formulation, which was previously tested in a Phase III trial.  With this new formulation, the Company plans to initiate discussions with the U.S. Food and Drug Administration (FDA) to outline a clinical development program, comparing one of the new oral UFH solid dosage forms with the currently marketed, low molecular weight injectable heparin product (enoxaparin).

The randomized, open label, cross-over placebo controlled single blind study, conducted in 15 healthy volunteers, evaluated anti-coagulant activity before and after the administration of four new oral dosage forms of UFH, and the Company’s liquid formulation.  The new formulations consisted of tablets and soft-gel capsules.  Each subject was also administered the Company’s liquid UFH formulation, previously tested in a Phase III clinical trial, and SNAC (Emisphere’s proprietary delivery agent) alone, as a control arm.

Following each dose, subjects were evaluated for anticoagulation activity, by measurement of anti-Factors Xa and IIa and activated partial thromboplastin time (aPTT) that demonstrate the presence of pharmacologically active heparin in blood.  Three of the four new formulations delivered heparin as well or better than the liquid formulation.  Subjects treated with SNAC alone showed no change from baseline in anti-coagulant activity.  No serious adverse events considered to be related to Heparin/SNAC were reported in the study.

Both soft-gel capsule formulations contained less UFH and SNAC per dose than the previously tested liquid formulation yet consistently demonstrated significant improvements over the liquid dose in delivering UFH.  Emisphere plans to move forward into broad clinical testing with one of the soft-gel formulations.

“Our formulations team did an outstanding job developing an improved formulation that has exceeded our expectations in terms of delivering therapeutic levels of heparin efficiently,” stated Michael M. Goldberg, M.D., Chairman and Chief Executive Officer of Emisphere.  “Our soft gelatin capsule formulation demonstrated a more efficient heparin delivery than was observed with our liquid formulation while using a lower dose of both heparin and our proprietary delivery agent SNAC.   We believe this is an important product distinction and supports our plans to work towards the initiation of late stage clinical studies with this convenient oral heparin formulation.”

Emisphere’s previous Phase III liquid oral heparin trial was a multi-center, multi-national study in over 2,200 patients designed to evaluate liquid oral heparin as a therapeutic agent for thromboembolic complications following elective total hip replacement surgery.

The eligen® Technology
Emisphere's broad-based oral drug delivery technology platform, known as the eligen® technology, is based on the use of proprietary, synthetic chemical compounds, known as EMISPHERE® delivery agents, or “carriers.” These molecules facilitate or enable the transport of the therapeutic macromolecules across biological membranes such as those of the gastrointestinal tract, and exert their desired pharmacological effect. Emisphere's eligen® technology makes it possible to orally deliver a therapeutic molecule without altering its chemical form or biological integrity.

About Emisphere Technologies, Inc.
Emisphere Technologies, Inc. is a biopharmaceutical company specializing in the oral delivery of otherwise injectable drugs. Emisphere's business strategy is to develop oral forms of injectable drugs, either on its own or with corporate partners, by applying its proprietary eligen® technology to those drugs or by licensing its eligen® technology to partners who typically apply it directly to their marketed drugs. Emisphere's eligen® technology has enabled the oral delivery of proteins, peptides, macromolecules and charged organics. Emisphere and its partners have advanced oral formulations or prototypes of salmon calcitonin, heparin, insulin, parathyroid hormone, human growth hormone and cromolyn sodium into clinical trials. For further information, please visit http://www.emisphere.com .

Safe Harbor Statement Regarding Forward-looking Statements

The statements in this release and oral statements made by representatives of Emisphere relating to matters that are not historical facts (including without limitation those regarding the timing or potential outcomes of research collaborations or clinical trials, any market that might develop for any of Emisphere's product candidates and the sufficiency of Emisphere's cash and other capital resources) are forward-looking statements that involve risks and uncertainties, including, but not limited to, the likelihood that future research will prove successful, the likelihood that any product in the research pipeline will receive regulatory approval in the United States or abroad, the ability of Emisphere and/or its partners to develop, manufacture and commercialize products using Emisphere's drug delivery technology, Emisphere's ability to fund such efforts with or without partners, and other risks and uncertainties detailed in Emisphere's filings with the Securities and Exchange Commission, including those factors discussed under the caption “Risk Factors” in Emisphere's Annual Report on Form 10-K (file no. 1-10615) filed on March 29, 2004.